UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 30, 2018
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction ofincorporation or organization)	(Commission File Number)	(I.R.S. EmployerIdentification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. [ ]

LightPath Technologies, Inc.
Form 8-K

Item 1.01.    Entry into a Material Definitive Agreement.

On October 30, 2018, LightPath Technologies, Inc. (the “Company”) entered into the Fifth Amendment to Second Amended and Restated Loan and Security Agreement (the “Amendment”) relating to its previously disclosed acquisition term loan (the “Term Loan”) and working capital revolving line of credit (the “Revolving Line”) pursuant to that certain Second Amended and Restated Loan and Security Agreement, dated December 21, 2016 (the “LSA”), with Avidbank Corporate Finance, a division of Avidbank (the “Lender”). The descriptions of the (i) LSA, Term Loan, and Revolving Line set forth under Items 1.01, 2.01, and 2.03 in the Company’s Current Report on Form 8-K dated December 21, 2016, (ii) First Amendment to Second Amended and Restated Loan and Security Agreement set forth under Items 1.01 and 2.03 in the Company’s Current Report on Form 8-K dated December 20, 2017, (iii) Second Amendment to Second Amended and Restated Loan and Security Agreement set forth under Items 1.01 and 2.03 in the Company’s Current Report on Form 8-K dated January 16, 2018, (iv) Third Amendment to Second Amended and Restated Loan and Security Agreement set forth under Item 5 in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2018, and (v) Fourth Amendment to Second Amended and Restated Loan and Security Agreement set forth under Item 9B in the Company’s Annual Report on Form 10-K filed with the SEC on September 13, 2018 are incorporated by reference herein.

The Amendment extends the maturity date of the Revolving Line from December 21, 2018 to March 21, 2019. In connection therewith, the Amendment also amends (i) the definition of “Adjusted EBITDA” and (ii) adds a new paragraph at the end of Section 6.9(a) of the LSA to allow the Company to include in the calculation of Adjusted EBITDA, for purposes of determining the fixed charge coverage ratio and compliance with the fixed charge ratio covenant, the addback of the following one-time expenses: (1) implementation and integration to ERP systems, (2) consulting expenses with Mark Lifshotz and Joseph Menaker, (3) manufacturing overlap due to deficiencies with New York site, (4) relocation, severance, and retention expense for New York staff, (5) closure of New York site, (6) equipment relocation costs, and (7) new facility readiness.

The foregoing descriptions of the Amendment are summaries only, and are qualified in their entirety by reference to the complete text of the Amendment filed herewith as Exhibit 10.1.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d)

Exhibit No.	Description
10.1	Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 30, 2018

10.2	Affirmation of Guarantee of Geltech, Inc. dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: November 1, 2018	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., CFO

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